UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2012

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 Seventh Avenue New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 5, 2012, G-III Apparel Group, Ltd. (the “Company”) held an earnings conference call to discuss its results of operations for the first fiscal quarter ended April 30, 2012. A transcript of such earnings conference call is furnished herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 5, 2012. A total of 19,034,784 shares were represented in person or by proxy at the 2012 Annual Meeting of Stockholders and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the ten nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes

Morris Goldfarb	16,130,607	2,080,799	823,378

Sammy Aaron	17,575,307	636,099	823,378

Thomas J. Brosig	17,778,611	432,795	823,378

Alan Feller	17,877,248	334,158	823,378

Jeffrey Goldfarb	17,575,152	636,254	823,378

Carl Katz	14,086,392	4,125,014	823,378

Laura Pomerantz	16,562,518	1,648,888	823,378

Willem van Bokhorst	16,445,339	1,766,067	823,378

Cheryl Vitali	17,940,236	271,170	823,378

Richard White	13,255,155	4,956,251	823,378

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders did not approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,391,107	11,819,161	1,138	823,378

The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

Proposal No. 3: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes

18,842,679	189,900	2,205	—

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

99.1	Transcript of the G-III Apparel Group, Ltd.’s earnings conference call held on June 5, 2012 relating to its first quarter fiscal 2013 results.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 7, 2012

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Transcript of the G-III Apparel Group, Ltd.’s earnings conference call held on June 5, 2012 relating to its first quarter fiscal 2013 results.